Nuveen Exchange-Traded Funds

Providing tax-free income to help you live your dreams

INSURED CALIFORNIA PREMIUM INCOME (NPC)
INSURED CALIFORNIA PREMIUM INCOME 2 (NCL)
CALIFORNIA PREMIUM INCOME (NCU)

ANNUAL REPORT/AUGUST 31, 1996

Photographic image of couple walking on beach.

Photographic image of financial adviser reviewing financial statements/plans with older couple.

Tax-informed investing

An important part of any successful investment program is gauging how well your investments have performed and measuring your progress toward your long-term goals.

Taxes dramatically alter the relative returns of the five asset classes shown at right. Graph showing after-tax returns, 1976-1995.

Municipals        8.26
Treasuries        5.62
Corporates        6.11
Stocks           10.51
Treasury Bills    3.87

Traditionally, the most common way to measure performance has been to compare pre-tax rates of return for different investments across similar time periods. The rationale behind this method is that each investor is taxed at a different rate, making pre-tax comparisons the seemingly logical way to ensure you are comparing apples to apples.

  This, however, is precisely the rationale that can make a pre-tax performance assessment misleading. When returns are presented on a pre-tax basis, you may lose sight of the major impact taxes can have on your earnings, and fail to get the complete picture of your progress toward your investment goals. At Nuveen, we've built our reputation helping investors realize that it's not what you earn, it's what you keep.

TAX-INFORMED INVESTING: THE KEY TO MEASURING LONG-TERM RESULTS

The true measure of an investment is its performance on an after-tax basis. Analyzing after-tax returns gains added significance when you realize that the taxes you pay can never be regained. Once that money is "lost," it can't be put to work through compounding, earning additional dollars for you.

  To better illustrate the ways that taxes can affect the amount you keep versus the amount you earn, Nuveen Research recently studied 20 years of investment returns, both pre-tax and after-tax, to determine the impact of taxes on various asset classes. We were particularly interested in the results for municipal bonds, an asset class that is commonly excluded from the top performance rankings when only pre-tax returns are considered.

MEASURING WHAT YOU KEEP

The study showed that, once the impact of taxes was figured into the equation, municipal bonds offered a distinct advantage over other fixed income investments. Over the study period, municipal bonds outperformed both corporate and Treasury bonds (see accompanying tables), as high tax rates and the loss of compounding income took their toll on corporate and Treasury results.

  As investors are well aware, performance over the long term--and the purchasing power of their earnings--can be eroded by inflation as well as taxes. The study showed that, over the past 20 years, only municipal bonds and stocks provided significant after-tax gains over the Consumer Price Index, the most recognized measure of inflation.

ABOUT THE STUDY

The study, "Measuring What You Keep: Historical After-Tax Returns," compared pre-tax and after-tax total returns over the past 20 years for five asset classes: municipal bonds, Treasury bonds, Treasury bills, corporate bonds, and large company stocks. Returns for each asset class were represented by the returns on commonly used market indexes compiled by Lehman Brothers and Ibbotson & Associates.

  A hypothetical investment of $100,000 was made in each of these asset classes at the beginning of 1976, with all dividends and interest reinvested through the end of 1995. In addition, the after-tax proceeds of an assumed annual 20% turnover rate were reinvested. The study assumed that taxes were paid annually at the applicable federal income tax rates for an investor earning the equivalent of $100,000 in 1995. Of course, this hypothetical investment performance neither reflects past performance nor predicts future results of any Nuveen investment.

INCORPORATING TAX-INFORMED INVESTING IN YOUR PORTFOLIO

The Nuveen study confirms what many investors have known for years: that municipal bonds can play a critical role in the long-term financial strategies of tax-informed investors.

Balancing short-term and long-term investments

Combining shorter- and longer-term tax-free investments may help you manage cumulative risk in your portfolio while still capturing the potential for attractive overall rates. Shorter-term investments can help reduce the current volatility of your portfolio and provide a source of investable funds to take advantage of additional investment opportunities as they arise. Longer-term leveraged exchange-traded funds have provided attractive yields and offer trading flexibility that allows quick and easy portfolio adjustments.

Dividend reinvestment

Studies indicate that weathering market cycles by maintaining an investment plan with long-term goals can help shield investors in the event of a declining market. The purchase of additional shares on a regular schedule, such as through dividend reinvestment, is another strategy for navigating market changes. Dividend reinvestment is an easy and convenient way to set aside dollars on a regular basis, helping you take advantage of dollar-cost averaging while gaining the benefits of tax-free compounding.

CONSISTENT AFTER-TAX PERFORMANCE

For the long-term investor, performance--even after the impact of taxes and inflation--is the true measure of an investment's merit. While most investors choose municipal bonds for their tax-free income advantage, the positive news about their after-tax returns reinforces their potential value as part of a tax-informed investment strategy designed to meet long-term objectives. Understanding the impact of taxes can mean that you keep more of what you earn, and municipal bonds can help you do just that.

Only municipals and equities generated significant increases in purchasing power over the twenty-year period, with after-tax and inflation-adjusted returns in excess of 2.75% annually.

                            ANNUAL AFTER-TAX REAL RETURNS, 1976-1995
PERIOD            MUNICIPALS     TREASURIES        CORPORATES      STOCKS      BILLS

1976-1985          .69%          -3.32%            -2.14%          2.75%       -2.67%
1986-1995         5.15            4.21              3.91           7.31         0.13
1976-1995         2.88%           0.37%             0.84%          5.02%       -1.30%


Photographic image of couple walking on beach.

                  CONTENTS

         6        Municipal market perspective
         7        Dear shareholder
         9        Answering your questions
         13       Fund performance
         15       Commonly used terms
         17       Portfolio of investments
         27       Statement of net assets
         28       Statement of operations
         29       Statement of changes in net assets
         31       Notes to financial statements
         38       Financial highlights
         40       Report of independent auditors
         41       Nuveen Exchange-Traded Funds
                  dividend reinvestment program

Municipal market perspective

This year's bond market has not been easy to categorize. While 1994 represented the worst period in recent bond market history and 1995 the best in a decade, 1996 has seen a stream of mixed reports on the state of the economy that have alternately caused investors to view the markets with enthusiasm, then uncertainty.

Despite this climate, the municipal bond market has rewarded investors with solid returns, dependable income, and opportunities to purchase bonds with strong credit quality. Over the past year, municipal bonds have continued to outperform Treasuries, an indication of the strength and resilience of this market segment.

A look at the current economy shows a combination of factors that historically bode well for the bond market. Inflation continues at the same modest pace that it has demonstrated over the past five years, and the economy continues to enjoy modest expansion, supported by generally level producer prices, low wage pressures, and a stable money supply.

Dear shareholder

Photographic image of head shot of Chairman and Chief Executive Officer of Nuveen.

"Municipal bonds continue to play an important role in meeting the investment goals of conservative investors."

As I begin my duties as the new chairman and chief executive officer of John Nuveen & Co. Incorporated and chairman of the board of the Nuveen exchange-traded funds, I am pleased to have this opportunity to report to you on the performance of your funds. My experience at Nuveen over the past 19 years has shaped my commitment to maintaining Nuveen's tradition of value investing and prudent management. Our goal is to help our shareholders meet their need for tax-free investment income with a full range of investment choices. We continue to focus on building shareholder value, providing research-oriented management, and delivering dependable performance, in the belief that this focus will contribute to many more years of investment success for our fund shareholders.

  Municipal bonds continue to play an important role in meeting the investment goals of conservative investors. The performance of the exchange-traded funds covered in this report demonstrates the ability of quality investments to provide extremely attractive tax-free income. As of August 31, 1996, the current annual yield on share price for these funds ranged from 5.84% to 6.21%. To match these yields, an investor in the combined 42% federal and California income tax bracket would have had to earn at least 10.07% on taxable alternatives. Without question, taxable yields at this level on investments of comparable quality can be difficult to achieve in today's markets. As part of our efforts to enhance call protection and strengthen the stability of these funds' earnings, Nuveen took advantage of opportunities during the year to invest in a number of non-callable bonds as well as bonds priced at a discount from their par value, which are less likely to be called from our portfolios.

  The net asset values of some funds declined slightly over the past year, yet total returns, representing changes in net asset value and reinvestment of all dividends and capital gains, if any, ranged from 5.83% to 8.15%, equivalent to taxable investments with total returns of 9.90% to 12.57%. As fears about the aftermath of the Orange County bankruptcy and the effect of a potential flat tax diminished, the share prices of all of these funds rose. This, added to attractive returns, further improved investors' overall experience for the year ending August 31, 1996.

  I would also like to take this opportunity to share with you the news of some recent developments that will give Nuveen the flexibility to meet expanded investor needs for capital preservation, current income, and future growth.

  In November, we will introduce the Nuveen Growth and Income Stock Fund. This fund will be the first of three equity-based mutual funds designed to provide a high-quality complement to our current municipal bond funds. These new funds will be offered in affiliation with Institutional Capital Corporation (ICAP), an institutional equity management firm located in Chicago who shares Nuveen's values and investment management style. Tailor-made to address the needs of the Nuveen investor, these funds can play a critical role in achieving a balanced strategy for investors who expect their investments to provide a core element of their financial security.

  In a move designed to complement the ICAP alliance, Nuveen is acquiring Flagship Resources, Inc., a fixed income mutual fund specialist based in Dayton, Ohio. Flagship is a firm that shares our views on the importance of research and a emphasizes a conservative, value-oriented approach portfolio management. In February 1997, the tax-exempt mutual fund activities of Flagship and Nuveen will be merged, resulting in more than 40 municipal bond funds, the broadest selection available in the U.S.

  We are excited about these recent developments, and we are pleased to be bringing Nuveen investors expanded options for achieving wealth preservation, dependable income, and long-term asset growth. We thank you for your continued confidence in Nuveen.

Sincerely,

Timothy R. Schwertfeger
Chairman of the Board

October 15, 1996

Answering your questions

Photographic image of montage of letters received by Nuveen.

Tom Spalding, head of Nuveen's portfolio management team, discusses the investment environment and recent factors affecting the municipal market

What has been Nuveen's investment approach over the past year?

Nuveen continues to pursue its value investing strategy, a disciplined approach to security selection and portfolio construction designed to deliver above-market performance by identifying individual bonds with current yields, prices, credit quality, and future prospects that are exceptionally attractive relative to other bonds in the market. This approach was rewarded over the past year, as many of our portfolio holdings were upgraded by the national rating agencies, indicating that our Research Department's judgments about credit quality were on target.

  As opportunity allowed, we purchased bonds at discounts from their par value. These bonds, which have coupon rates slightly below market levels, are less likely to be called from our portfolios, assuring more stable yields for our investors.

Photographic image of Tom Spalding, Portfolio Manager at Nuveen.

Tom Spalding, head of Nuveen's portfolio management team, answers investors' questions on developments in the municipal market

Some funds' discounts seem to have narrowed over the past few months. What caused this improvement?

To understand the reasons for this improvement, it may be helpful to remember that each share has two prices: the net asset value (NAV), which represents the underlying value of the bonds, and the share price, which is the fund's price on the stock exchange. As with other securities, share prices for municipal bond funds change frequently, driven by investors' demand for shares and the available supply. When a fund's NAV is higher than its share price, we say that the shares can be purchased at a discount.

  In 1995, the recovery of the bond market meant that the net asset values for some funds appreciated more quickly than their share prices, widening discounts for a while. This is not unusual, as the market often takes time to reflect underlying value balanced against the various factors that affect individual investor decisions, such as the outlook for the direction of interest rates, inflation forecasts, the relative strength of the stock market, and legislative and tax outlooks.

  As investor worries about tax reform--and the potential effect of a flat tax proposal on tax-free investments--waned over the first half of the year, the demand for tax-free products grew. The combination of higher yields, concerns about the direction of the stock market, and broker recommendations has also prompted greater demand for municipal bonds and bond funds. In addition, shareholders find that these funds provide an important level of diversification in a well structured portfolio. Because inflation and tax reform appear to present few problems at this point, investors are taking advantage of the opportunity to lock in current rates. With increased demand, share prices generally have risen, resulting in narrower discounts. In fact, some exchange-traded funds are now trading at a premium, that is, their share prices are higher than their NAVs.

What are some of the factors affecting dividend stability and changes?

All Nuveen funds are structured to provide an attractive stream of tax-free income. For many investors, stability of income is another important objective. To help investors satisfy this objective, we set dividends on Nuveen funds conservatively, seeking a level that we expect will be sustainable for at least several months. Many of the funds that have seen dividend reductions over the past year had previously enjoyed prolonged periods without dividend changes. Still, dividends ultimately depend on the overall earnings of each fund (which can be reduced by bond calls), fluctuations in long and short-term interest rates, and other portfolio changes.

  All the funds in this report use leverage as an additional way to enhance income for common shareholders. The dividends of leveraged funds can be affected by a sudden or prolonged rise in short-term interest rates. In fact, short-term rates on average have been higher over the past two years than they were in the early 1990s. This has resulted in higher rates for preferred shareholders and less income available for common shareholders. It is important to remember that leverage can increase NAV volatility as well as investment potential. Greater stability in both long and short-term interest rates in 1996 has reduced some of the pressures on dividends and NAVs for many leveraged funds.

  Another factor that can act to lower dividends is bond calls. When the Federal Reserve Board cut rates between July 1995 and January 1996, long-term municipal bond yields reacted by declining almost 130 basis points from their levels at the beginning of 1995. As older, higher-yielding bonds were called from some portfolios, they were replaced with the bonds available in the market today, reducing fund earnings. To minimize the effect of bond calls and protect investors' current income, Nuveen has taken advantage of opportunities to invest in an increased number of non-callable bonds as well as bonds priced at a discount from their par value.


NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC.

NPC

Shareholders enjoyed an increase in the monthly tax-free dividend in June, reflecting portfolio management's ability to improve the fund's earnings rate.

12 MONTH DIVIDEND HISTORY
Date         Monthly Dividends   Supplemental Dividends    Capital Gains
09/13/95     $0.0655
10/11/95     $0.0655
11/13/95     $0.0655
12/13/95     $0.0655
01/10/96     $0.0655
02/13/96     $0.0655
03/13/96     $0.0655
04/11/96     $0.0655
05/13/96     $0.0655
06/12/96     $0.0675
07/11/96     $0.0675
08/13/96     $0.0675

FUND HIGHLIGHTS 8/31/96
Yield                                                5.84%
Taxable-equivalent yield                            10.07%
Annual total return on NAV                           5.83%
Taxable-equivalent total return                      9.90%
Share price                                        $13.875
NAV                                                $14.46

The price, net asset value and dividend history used in this chart constitute past performance and do not necessarily predict the future price, net asset value or dividends of the Fund or of any other Nuveen Fund.


NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC.

NCL
In keeping with the Fund's goal of providing attractive, dependable tax-free income, shareholders enjoyed 12 months of steady dividends.

12 MONTH DIVIDEND HISTORY
Date          Monthly Dividends     Supplemental Dividends     Capital Gains
09/13/95      $0.0620
10/11/95      $0.0620
11/13/95      $0.0620
12/13/95      $0.0620
01/10/96      $0.0620
02/13/96      $0.0620
03/13/96      $0.0620
04/11/96      $0.0620
05/13/96      $0.0620
06/12/96      $0.0620
07/11/96      $0.0620
08/13/96      $0.0620

FUND HIGHLIGHTS 8/31/96
Yield                                         5.95%
Taxable-equivalent yield                     10.26%
Annual total return on NAV                    7.76%
Taxable-equivalent total return              12.00%
Share price                                 $12.50
NAV                                         $13.27

The price, net asset value and dividend history used in this chart constitute past performance and do not necessarily predict the future price, net asset value or dividends of the Fund or of any other Nuveen Fund.

NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND

NCU
In keeping with the Fund's goal of providing attractive, dependable tax-free income, shareholders enjoyed 12 months of steady dividends.

12 MONTH DIVIDEND HISTORY
Date             Monthly Dividends     Supplemental Dividends     Capital Gains
09/13/95         $0.0615
10/11/95         $0.0615
11/13/95         $0.0615
12/13/95         $0.0615
01/10/96         $0.0615
02/13/96         $0.0615
03/13/96         $0.0615
04/11/96         $0.0615
05/13/96         $0.0615
06/12/96         $0.0615
07/11/96         $0.0615
08/13/96         $0.0615
FUND HIGHLIGHTS 8/31/96

Yield                                  6.21%
Taxable-equivalent yield              10.71%
Annual total return on NAV             8.15%
Taxable-equivalent total return       12.57%
Share price                          $11.875
NAV                                  $12.70

The price, net asset value and dividend history used in this chart constitute past performance and do not necessarily predict the future price, net asset value or dividends of the Fund or of any other Nuveen Fund.

Commonly used terms

Yield
An exchange-traded fund's annualized monthly dividend on a given date (in the case of this report, August 31, 1996) divided by its closing price per share on that date.

Taxable equivalent yield
The return an investor subject to a given federal and state income tax rate would need to obtain from a fully taxable investment to equal the fund's stated annualized yield on share price. In this report, the combined tax rate is assumed to be 42% for California shareholders, based on incomes of $121,300-$263,750 for investors filing singly, $147,700-$263,750 for those filing jointly.

Net Asset Value (NAV)
The market value of all securities and other assets held by an exchange-traded fund, minus any liabilities. The NAV per share is the fund's net assets, less the value of its preferred shares, divided by the total number of common shares outstanding.

Total return on NAV
The percentage change in a fund's NAV per common share for a given period, assuming reinvestment of all dividends and capital gains distributions, if any.

Taxable equivalent total return
The total return an investor subject to a given state and federal income tax rate would need to obtain from a fully taxable investment to equal the Fund's stated total return on NAV.

Leverage
A technique used to enhance the income produced for common shareholders by a long-term municipal bond fund through the issuance of short-term preferred shares. The proceeds from the sale of the preferred shares can be used to purchase additional long-term bonds, thus increasing the portfolio's income stream. Changes in net asset value per share, both up and down, are also magnified by leverage.

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended August 31, 1996. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

PORTFOLIO OF INVESTMENTS
NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC. (NPC)
     PRINCIPAL                                                                                RAT-    OPT. CALL        MARKET
     AMOUNT            DESCRIPTION                                                            INGS*   PROVISIONS**     VALUE
   $ 3,725,000         California Housing Finance Agency, Multi-Unit Rental Housing Revenue
                        Bonds, 1992 Series A, 6.625%, 2/01/24 (Alternative Minimum Tax)         A1     2/03 at 102  $ 3,793,168
     4,000,000         California Pollution Control Financing Authority, Pollution Control
                        Revenue Bonds (Southern California Edison Company), 1992 Series B,
                        6.400%, 12/01/24 (Alternative Minimum Tax)                              Aaa    12/02 at 102   4,135,320
     4,000,000         California Statewide Communities Development Authority, Sutter Health
                        Obligated Group, Certificates of Participation, 6.125%, 8/15/22         Aaa     8/02 at 102   4,027,360
     4,000,000         City of Chula Vista Industrial Development Revenue Bonds (San Diego
                        Gas and Electric Company), 1992 Series A, 6.400%, 12/01/27
                        (Alternative Minimum Tax)                                               A1     12/02 at 102   4,055,720
     2,000,000         Cucamonga County Water District (San Bernardino County, California),
                        Certificates of Participation (1992 Water Facilities Refinancing),
                        6.300%, 9/01/12                                                         Aaa     9/01 at 102   2,093,720
     3,000,000         Culver City Redevelopment Financing Authority, 1993 Tax Allocation
                        Refunding Revenue Bonds, 4.600%, 11/01/20                               Aaa    11/03 at 102   2,472,450
     6,000,000         Huntington Park Redevelopment Agency, Single Family Residential
                        Mortgage Revenue Refunding Bonds, 1986 Series A, 8.000%, 12/01/19       Aaa    No Opt. Call   7,568,760
     4,000,000         The City of Los Angeles (California), Tax-Exempt Mortgage Revenue
                        Refunding Bonds, Series 1993A (FHA Insured Mortgage Loans-
                        Section 8 Assisted Projects), 6.300%, 1/01/25                           Aaa     7/02 at 102   4,052,680
     4,000,000         The City of Los Angeles, California, Wastewater System Revenue Bonds,
                        Series 1991-A, 7.100%, 2/01/21 (Pre-refunded to 2/01/99)                Aaa     2/99 at 102   4,335,920
                       The City of Los Angeles, California, Wastewater System Revenue Bonds,
                        Series 1993-D:
     3,250,000          4.700%, 11/01/17                                                        Aaa     11/03 at 102  2,773,030
     11,000,000         4.700%, 11/01/19                                                        Aaa     11/03 at 102  9,251,880
     3,750,000         City of Los Angeles, California, Wastewater System Revenue Bonds, Series
                        1991-D, 6.700%, 12/01/21 (Pre-refunded to 12/01/00)                     Aaa     12/00 at 102  4,133,813
     4,000,000         Los Angeles County Metropolitan Transportation Authority (California),
                        Proposition A, Sales Tax Revenue Refunding Bonds, Series 1993-A,
                        5.000%, 7/01/21                                                         Aaa      7/03 at 100  3,516,960
     5,000,000         Los Angeles County Metropolitan Transit Authority, Proposition C Sales
                        Tax Revenue Second Senior Bonds, Series 1993-B, 4.750%, 7/01/13         Aaa      7/03 at 102  4,364,600
     3,315,000         Los Angeles County Public Works Financing Authority, Lease Revenue
                        Refunding Bonds (County of Los Angeles 1996 Master Refunding
                        Project), Series B, 5.250%, 9/01/12                                     Aaa      9/06 at 102  3,144,742
     4,000,000         Norco Redevelopment Agency, Norco Redevelopment Project Area
                        No. One 1992 Refunding Tax Allocation Bonds, 6.250%, 3/01/19            Aaa      3/02 at 102  4,125,680
     5,135,000         Community Redevelopment Agency of the City of Palmdale, Restructured
                        Single Family Mortgage Revenue Bonds, Series 1986A (Escrowed to
                        Maturity), 8.000%, 3/01/16 (Alternative Minimum Tax)                    Aaa      No Opt.Call  6,503,940
     4,450,000         County of Riverside Asset Leasing Corporation, Leasehold Revenue Bonds,
                        1989 Series A (County of Riverside Hospital Project), 7.200%, 6/01/10
                        (Pre-refunded to 6/01/99)                                               Aaa      6/99 at 102  4,854,950
     6,220,000         County of Riverside, California, Single Family Mortgage Revenue Bonds
                        (GNMA Mortgage-Backed Securities Program), Issue A of 1987,
                        9.000%, 5/01/21 (Alternative Minimum Tax)                               Aaa      No Opt.Call  8,610,781
     2,000,000         Sacramento Municipal Utility District (California), Electric Revenue
                        Refunding Bonds, 1992 Series A, 5.750%, 8/15/13                         Aaa      8/02 at 100  1,983,920
     5,000,000         Sacramento Municipal Utility District (California), Electric Revenue
                        Refunding Bonds, 1993 Series G, 4.750%, 9/01/21                         Aaa      9/03 at 100  4,210,100
     2,135,000         City of San Buenaventura, California, 1993 Refunding Certificates of
                        Participation (Capital Improvements Project), 5.500%, 1/01/17           Aaa      1/03 at 100  2,013,946
     4,000,000         Airports Commission, City and County of San Francisco, California,
                        San Francisco International Airport, Second Series Refunding Revenue
                        Bonds, Issue 3 Bonds, 6.200%, 5/01/20 (Alternative Minimum Tax)         Aaa      5/03 at 102  4,043,640
     1,000,000         Airports Commission of the City and County of San Francisco,
                        California, San Francisco International Airport,
                        Second Series Revenue Bonds, Issue 8B, 6.000%, 5/01/15                  Aaa      5/04 at 101  1,010,330
     PRINCIPAL                                                                                 RAT-     OPT. CALL        MARKET
     AMOUNT            DESCRIPTION                                                             INGS*    PROVISIONS**     VALUE
  $  1,000,000         City and County of San Francisco, General Purpose Sewer Revenue
                        Bonds, Series 1991, 6.500%, 10/01/21 (Pre-refunded to 10/01/99)        Aaa    10/99 at 102  $ 1,080,590
     4,375,000         San Francisco Bay Area Rapid Transit District, Sales Tax Revenue
                        Bonds, Series 1995, 5.500%, 7/01/15                                    Aaa     7/05 at 101    4,203,631
     9,500,000         Redevelopment Agency of the City of San Jose, Merged Area
                        Redevelopment Project, Tax Allocation Bonds, Series 1993,
                        4.750%, 8/01/24                                                        Aaa     2/04 at 102    7,973,350
     1,485,000         City of San Jose, California, Single Family Mortgage Revenue Bonds,
                        1985 Series A (Escrowed to Maturity), 9.500%, 10/01/13                 Aaa     No Opt. Call   2,070,684
     5,440,000         City of Santa Monica, Wastewater Enterprise Revenue Bonds (Hyperion
                        Project), 1993 Refunding Series, 4.500%, 1/01/15                       Aaa     1/04 at 102    4,595,930
     2,000,000         Redevelopment Agency of the City of Suisun City, Suisun City
                        Redevelopment Project, 1993 Tax Allocation Refunding Bonds (County
                        of Solano, California), 5.500%, 10/01/23                               Aaa    10/03 at 102    1,898,820
     2,670,000         The Regents of the University of California, Refunding Revenue Bonds
                        (Multiple Purpose Projects), Series B, 4.750%, 9/01/21                 Aaa     9/03 at 102    2,248,192
     5,000,000         Wheeler Ridge-Maricopa Water Storage District (Kern County,
                        California), 1996 Water Refunding Bonds,
                        5.700%, 11/01/15                                                       Aaa    11/06 at 102    4,860,500
     3,425,000         City of Woodland (Yolo County, California), Certificates of
                        Participation (1992 Wastewater System Refunding
                        Project), 5.500%, 3/01/18                                              Aaa     3/03 at 100    3,225,527
  $133,875,000         Total Investments - (cost $126,391,409) - 96.8%                                              133,234,634
  ============
                       TEMPORARY INVESTMENTS IN SHORT-TERM
                       MUNICIPAL SECURITIES - 1.8%
  $  1,400,000         California Pollution Control Financing Authority, Pollution Control
                        Refunding Revenue Bonds (Shell Oil Company Project), 1991 Series C,
                        Variable Rate Demand Bonds, 3.700%, 11/01/00+                          VMIG-1                 1,400,000
     1,100,000         California Pollution Control Financing Pollution Control Refunding
                        Revenue (Pacific Gas and Electric Company), 1996-F Variable Rate
                        Demand Bonds, 3.650%, 11/01/26+                                        A-1+                   1,100,000
  $  2,500,000         Total Temporary Investments - 1.8%                                                             2,500,000
  ============
                       Other Assets Less Liabilities - 1.4%                                                           1,875,250
                       Net Assets - 100%                                                                           $137,609,884
                                                                                                                   ============

                                                      NUMBER OF                 MARKET         MARKET
             STANDARD & POOR'S           MOODY'S     SECURITIES                  VALUE        PERCENT
 SUMMARY OF                AAA               Aaa             31           $125,385,746            94%
 RATINGS*                  A+                A1               2              7,848,888             6
 PORTFOLIO OF
 INVESTMENTS
 (EXCLUDING
 TEMPORARY
 INVESTMENTS):
 TOTAL                                                        33          $133,234,634            100%

All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue
Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
 * Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.
** Optional Call Provisions (not covered by the report of independent auditors):
Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC. (NCL)
    PRINCIPAL                                                                                  RAT-    OPT. CALL       MARKET
    AMOUNT            DESCRIPTION                                                              INGS*   PROVISIONS**    VALUE
 $  5,000,000         California Educational Facilities Authority Revenue Bonds
                       (University of San Francisco), Series 1996, 6.000%, 10/01/26             Aaa    10/06 at 102  $5,048,900
    3,110,000         California Health Facilities Financing Authority, Hospital Revenue
                       Refunding Bonds (Sutter Health), Series 1989A, 6.700%, 1/01/13           Aaa     1/99 at 101   3,259,995
    1,800,000         California Public School District Financing Authority, Lease Revenue
                       Bonds (Richgrove Elementary School District Projects), Series 1996B,
                       5.800%, 9/01/16                                                          Aaa     9/06 at 102   1,784,232
    3,000,000         State Public Works Board of the State of California Lease Revenue
                        Bonds (Department of Corrections), 1990 Series A (State Prison-Madera
                        County), 7.000%, 9/01/09 (Pre-refunded to 9/01/00)                      Aaa     9/00 at 102   3,326,220
    2,100,000         State of California, General Obligation Bonds, Veterans Bonds,
                       Series BA, 7.000%, 8/01/02                                               Aaa     No Opt.Call   2,346,393
    5,500,000         State of California, Various Purpose General Obligation Bonds,
                       5.750%, 11/01/17                                                         Aaa     11/02 at 102  5,423,385
    3,000,000         State of Public Works Board of the State of California, Lease Revenue
                       Refunding Bonds (Department of Corrections), 1993 Series A (Various
                       State Prisons), 5.000%, 12/01/19                                         Aaa      No Opt.Call  2,722,080
    4,000,000         Certificates of Participation (1991 Financing Project), County
                       of Alameda, California, Alameda County Public Facilities Corporation,
                       6.000%, 9/01/21 (WI)                                                     Aaa      9/06 at 102  3,999,960
    7,985,000         County of Alameda, California, 1993 Refunding Certificates of
                       Participation (Santa Rita Jail Project), 5.700%, 12/01/14                Aaa     12/03 at 102  7,837,757
    2,000,000         City of Barstow, California, Certificates of Participation (1994
                       Wastewater Reclamation Improvement Project), 5.250%, 10/01/18            Aaa     10/04 at 102  1,846,340
    2,575,000         Calipatria Unified School District, Imperial County, California, 1996
                       Series A, General Obligation Bonds, 5.625%, 8/01/13                      Aaa      8/06 at 102  2,526,693
    3,530,000         Castaic Lake Water Agency (California), Refunding
                       Revenue Certificates of Participation (Water System Improvement
                       Projects), Series 1994A, 8.000%, 8/01/04                                 Aaa      No Opt.Call  4,223,010
    3,000,000         Central Unified School District (Fresno County, California), General
                       Obligation Bonds, Election 1992, 5.625%, 3/01/18                         Aaa      3/03 at 102  2,849,490
    1,925,000         China Basin Regional Financing Authority Revenue Bonds, Series 1994
                       (Chino Basin Municipal Water District Sewer System Project),
                       6.000%, 8/01/16                                                          Aaa      8/04 at 102  1,950,006
    5,000,000         Community Redevelopment Agency of the City of Compton, California,
                       Compton Redevelopment Project, Refunding Tax Allocation Bonds,
                       Series 1995A (Project Tax Revenues, Subventions and Housing Tax
                       Revenues), 6.500%, 8/01/13                                               Aaa      8/05 at 102  5,378,450
    6,000,000         Contra Costa Water Authority (Contra Costa County, California), Water
                       Treatment Revenue Refunding Bonds, 1993 Series A, 5.750%, 10/01/20       Aaa     10/02 at 102  5,828,400
    8,000,000         Galt Community Facility District, Special Tax #88-1, 7.700%, 9/01/19
                       (Pre-refunded to 9/01/98)                                                Aaa      9/98 at 102  8,698,160
    1,000,000         City of Industry, California, General Obligation Refunding Bonds, Issue
                       of 1993, 5.500%, 7/01/15                                                 Aaa     7/03 at 101 1/2 971,940
    1,000,000         Kern High School District (County of Kern, California), General
                       Obligation Bonds, Election of 1990, Series D, 5.600%, 8/01/15
                       (Pre-refunded to 8/01/03)                                                Aaa     8/03 at 102     990,170
    2,000,000         Liberty Union High School District (Contra Costa County, California),
                       General Obligation Bonds, 1994 Election, Series B, 5.500%, 8/01/20       Aaa     8/05 at 102   1,911,600
    5,020,000         The Community Redevelopment Agency of the City of Los Angeles,
                       California, Multifamily Housing Revenue Refunding Bonds, 1995
                       Series A (Angelus Plaza Project), 7.400%, 6/15/10                        AAA     6/05 at 105   5,513,466
    5,250,000         The City of Los Angeles, California, Wastewater System Revenue Bonds,
                       Refunding Series 1993-A, 5.800%, 6/01/21                                 Aaa     6/03 at 102   5,158,125
    5,000,000         The City of Los Angeles (California), Wastewater System Revenue Bonds,
                       Series 1993-B, 5.700%, 6/01/23                                           Aaa     6/03 at 102   4,842,900
    4,400,000         Los Angeles County Metropolitan Transportation Authority (California),
                       Proposition A, Sales Tax Revenue Refunding Bonds, Series 1993-A,
                       5.000%, 7/01/21                                                          Aaa     7/03 at 100   3,868,656
     PRINCIPAL                                                                                 RAT-     OPT. CALL         MARKET
     AMOUNT            DESCRIPTION                                                             INGS*    PROVISIONS**      VALUE
  $  6,750,000         Los Angeles County Metropolitan Transit Authority, Proposition
                        C Sales Tax Revenue Second Senior Bonds, Series 1993-B,
                        5.250%, 7/01/23                                                        Aaa     7/03 at 102  $  6,132,510
     5,585,000         Los Angeles County Transportation Commission (California), Sales Tax
                        Revenue Refunding Bonds, Series 1991-B, 6.500%, 7/01/13                Aaa     7/01 at 102     5,952,605
     14,150,000        The Metropolitan Water District of Southern California, Water Revenue
                        Bonds, 1995 Series A, 5.750%, 7/01/21                                  Aaa     7/05 at 102    13,882,848
     3,215,000         Modesto Irrigation District Financing Authority, Refunding Revenue
                        Bonds, Series A, 6.000%, 10/01/15                                      Aaa    10/06 at 102     3,268,369
     4,000,000         Northern California Power Agency, Hydroelectric Project Number One,
                        Revenue Bonds, 1993 Refunding Series A, 5.500%, 7/01/16                Aaa     7/03 at 102     3,820,800
     2,000,000         Transmission Agency of Northern California, California-Oregon
                        Transmission Project, Revenue Bonds, 1990 Series A, 7.000%, 5/01/24
                        (Pre-refunded to 5/01/00)                                              Aaa    5/00 at 101 1/2  2,195,200
     2,690,000         Norwalk Community Facilities Financing Authority (Los Angeles County,
                        California), Tax Allocation Refunding Revenue Bonds, 1995 Series A,
                        6.000%, 9/01/15                                                        Aaa    9/05 at 102      2,715,394
     3,575,000         County of Orange, California, Airport Revenue Refunding Bonds, Series
                        1993, 5.500%, 7/01/18 (Alternative Minimum Tax)                        Aaa    7/03 at 102      3,336,083
     4,900,000         County of Orange, California, Airport Revenue Bonds, Series 1987,
                        6.625%, 7/01/18 (Alternative Minimum Tax)                                A    7/97 at 100      4,922,687
     2,500,000         City of Oxnard Financing Authority, Wastewater Revenue Refunding
                        Bonds, Series 1993, 5.500%, 6/01/14                                    Aaa    6/03 at 100      2,410,600
     9,000,000         City of Redlands, California, Certificates of Participation
                        (1993 Refunding of 1986 and 1987 Projects), 5.800%, 9/01/17            Aaa    9/03 at 102      8,844,570
     4,280,000         Redlands Unified School District, County of San Bernardino,
                        California, 1993 General Obligation Bonds, Series A, 5.500%, 7/01/14   Aaa    7/03 at 101      4,126,605
     4,320,000         County of Riverside, California, Single Family Mortgage Revenue Bonds
                        (GNMA Mortgage-Backed Securities Program), Issue B of 1987,
                        8.625%, 5/01/16 (Alternative Minimum Tax)                              AAA    No Opt.Call      5,737,046
     5,000,000         Riverside County Transportation Commission, Sales Tax Revenue Bonds,
                        1991 Series A (California), 6.500%, 6/01/09 (Pre-refunded to 6/01/01)  Aaa    6/01 at 102      5,493,950
     5,500,000         Sacramento Municipal Utility District (California), Electric
                        Revenue Bonds,1993 Series E, 5.750%, 5/15/22                           Aaa    5/03 at 102      5,373,225
     6,290,000         City and County of San Francisco, Various Purpose General Obligation
                        Bonds, 5.500%, 6/15/11                                                 Aaa    6/01 at 102      6,204,959
     9,000,000         Airports Commission of the City and County of San Francisco,
                        California, San Francisco International Airport, Second Series
                        Revenue Bonds, Issue 8B, 6.100%, 5/01/20                               Aaa    5/04 at 101      9,129,060
     2,500,000         City and County of San Francisco, General Purpose Sewer Revenue Bonds,
                        Series 1991, 6.500%, 10/01/21 (Pre-refunded to 10/01/99)               Aaa    10/99 at 102     2,701,475
     2,900,000         City and County of San Francisco, Sewer Revenue Refunding Bonds,
                        Series 1992, 5.500%, 10/01/15                                          Aaa    10/02 at 102     2,753,724
     3,750,000         City of San Jose, California, Airport Revenue Bonds, Series of 1993,
                        5.700%, 3/01/18 (Alternative Minimum Tax)                              Aaa     3/03 at 102     3,604,163
     7,400,000         Housing Authority of the County of Santa Cruz, Tax-Exempt Multifamily
                        Housing Revenue Refunding Bonds, Series 1993A (GNMA
                        Collateralized-Meadowview Apartments), 6.125%, 5/20/28                 Aaa     5/03 at 102     7,406,586
     1,930,000         Santa Margarita/Dana Point Authority, Orange County, California,
                        Revenue Bonds Series A (1994 Improvement Districts Nos. 1, 2, 2A
                        and 8 General Obligation Bond Refinancing), 7.250%, 8/01/05            Aaa     No Opt. Call    2,246,115
     4,000,000         Santa Monica Community, College District (County of Los Angeles,
                        California), General Obligation Bonds, 1992 Election, Series B,
                        5.750%, 7/01/20                                                        Aaa     7/05 at 102     3,925,880
                       South Orange County, Public Financing Authority, Special
                        Tax Revenue Bonds, 1994 Series C (Foothill Area):
     4,000,000          8.000%, 8/15/08                                                        Aaa      No Opt. Call   4,953,480
     3,680,000          8.000%, 8/15/09                                                        Aaa      No Opt. Call   4,565,371
    PRINCIPAL                                                                                  RAT-    OPT. CALL         MARKET
    AMOUNT            DESCRIPTION                                                              INGS*   PROVISIONS**      VALUE
    $  4,000,000      South San Joaquin Irrigation District (San Joaquin County,
                       California) 1993 Refunding Revenue Certificates of Participation
                       (1987 Project and 1992 Project), 5.500%, 1/01/15                        Aaa     1/03 at 102  $ 3,806,800
       7,500,000      Redevelopment Agency of the City of Suisun City, Suisun City
                       Redevelopment Project, 1993 Tax Allocation Refunding Bonds (County
                       of Solano, California), 5.900%, 10/01/23                                Aaa    10/03 at 102    7,484,475
       1,805,000      City of Torrance, Floating Rate Demand Hospital Revenue Bonds (Little
                       Company of Mary Hospital), 1985 Series A, 7.100%, 12/01/15
                       (Pre-refunded to 12/01/05)                                              AAA    12/05 at 100    2,003,333
      11,750,000      Turlock Irrigation District (California), Revenue Refunding Bonds,
                       Series 1992-A, 5.750%, 1/01/18                                          Aaa     7/02 at 100   11,571,635
       3,000,000      The Regents of the University of California, Refunding Revenue Bonds
                       (1989 Multiple Purpose Projects), Series C, 10.000%, 9/01/02            Aaa     No Opt.Call    3,802,590
       4,900,000      The Regents of the University of California, University of California
                       Housing System Revenue Bonds, Series A, 5.500%, 11/01/18                Aaa    11/03 at 102    4,592,770
       6,350,000      The Regents of the University of California, Refunding Revenue Bonds
                       (Multiple Purpose Projects), Series C, 5.000%, 9/01/12                  Aaa     9/03 at 102    5,834,252
    $253,415,000      Total Investments - (cost $255,688,769) - 98.2%                                               257,105,488
    ============
                      TEMPORARY INVESTMENTS IN SHORT-TERM
                      MUNICIPAL SECURITIES - 2.1%
    $    800,000      California Pollution Control Financing Authority, Pollution Control
                       Revenue Bonds (Shell Oil Company Project), 1991 Series A, Variable
                       Rate Demand Bonds, 3.700%, 10/01/07+                                    VMIG-1                   800,000
       1,900,000      California Pollution Control Finance Pollution Control Refunding
                       Revenue (Pacific Gas and Electric Company), 1996-C, Variable Rate
                       Demand Bonds, 3.650%, 11/01/26+                                         A-1+                   1,900,000
         810,000      Tri-Modal Variable Rate Revenue Refunding Certificates of
                       Participation (House Ear Institute), 1993 Series A, Variable Rate
                       Demand Bonds, 3.650%, 12/01/18+                                         A-1+                     810,000
         100,000      Certificates of Participation, California Statewide Communities
                       Development Authority, St. Joseph Health System Obligated Group,
                       Variable Rate Demand Bonds, 3.650%, 7/01/24+                            VMIG-1                   100,000
       2,000,000      California Statewide Community Development Authority Certificates of
                       Participation Revenue (Sutter Health Obligation Group), Variable Rate
                       Demand Bonds, 3.750%, 7/01/15+                                          A-1                    2,000,000
    $  5,610,000      Total Temporary Investments - 2.1%                                                              5,610,000
    ============
                      Other Assets Less Liabilities - (0.3%)                                                           (864,253)
                      Net Assets - 100%                                                                            $261,851,235
                                                                                                                   ============

                                                           NUMBER OF                MARKET       MARKET
            STANDARD & POOR'S             MOODY'S         SECURITIES                 VALUE      PERCENT
SUMMARY OF               AAA                  Aaa                 55          $252,182,801         98%
RATINGS*               A, A-            A, A2, A3                  1             4,922,687          2
PORTFOLIO OF
INVESTMENTS
(EXCLUDING
TEMPORARY
INVESTMENTS):
TOTAL                                                             56          $257,105,488        100%

All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
* Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.
** Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
(WI) Security purchased on a when-issued basis (note 1).
 + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND (NCU)
     PRINCIPAL                                                                                 RAT-     OPT. CALL         MARKET
     AMOUNT            DESCRIPTION                                                             INGS*    PROVISIONS**      VALUE
  $  3,500,000         California Educational Facilities Authority, Revenue Bonds
                        (University of Southern California Project), Series
                        1989B, 6.750%, 10/01/15                                                  Aa    10/99 at 102  $ 3,736,705
     3,500,000         California Health Facilities Financing Authority, Hospital Revenue
                        Bonds (Downey Community Hospital), Series 1993, 5.750%, 5/15/15          A-     5/03 at 102    3,298,960
     1,000,000         California Housing Finance Agency, Home Mortgage Revenue Bonds,
                        1994 Series A, 6.550%, 8/01/26                                           Aa     8/04 at 102    1,030,060
     2,455,000         California Housing Finance Agency, Home Mortgage Revenue Bonds,
                        Series 1993-C, 5.650%, 8/01/14                                           Aa     2/04 at 102    2,356,113
     1,000,000         California Housing Finance Agency, Home Mortgage Revenue Bonds,
                        1994 Series F-3, 6.100%, 8/01/15 (Alternative Minimum Tax)               Aaa    8/05 at 102      996,610
     2,000,000         California Pollution Control Financing Authority, Pollution Control
                        Revenue Bonds (Pacific Gas and Electric Company), 1993 Series A,
                        5.875%, 6/01/23 (Alternative Minimum Tax)                                  A    6/03 at 102    1,935,680
     1,000,000         California Pollution Control Financing Authority, Pollution Control
                        Revenue Bonds (Pacific Gas and Electric Company), 1993 Series B,
                        5.850%, 12/01/23 (Alternative Minimum Tax)                                 A   12/03 at 102      971,400
     2,000,000         California Pollution Control Financing Authority, Pollution Control
                        Revenue Bonds (San Diego Gas and Electric Company), 1993 Series A,
                        5.850%, 6/01/21 (Alternative Minimum Tax)                                 A1    6/03 at 102    1,943,800
     3,000,000         California Rural Home Mortgage Finance Authority, Single Family
                        Mortgage Revenue Bonds (Mortgage-Backed Securities Program),
                        1996 Series C, 7.500%, 8/01/27 (Alternative Minimum Tax)                 AAA    No Opt.Call    3,281,940
     4,000,000         California State Public Works Board of the State of California, Lease
                        Revenue Bonds (Regents of the University of California), 1992 Series A
                        (Various University of California Projects), 6.600%, 12/01/22
                        (Pre-refunded to 12/01/02)                                               Aaa   12/02 at 102    4,486,320
     1,995,000         California State Public Works Board, Lease Revenue Bonds (Various
                        California Community College PJS), Series 1996A, 5.625%, 3/01/16         Aaa    3/06 at 102    1,947,719
     4,000,000         California Statewide Communities Development Authority, Certificates
                        of Participation (Cedars-Sinai Medical Center), 6.500%, 8/01/15           A1    8/02 at 102    4,105,360
     3,200,000         State Public Works Board of the State of California, Lease Revenue
                        Bonds (The Trustees of the California State University), 1994
                        Series A (Various California State University Projects),
                        6.375%, 10/01/14                                                           A    10/04 at 102   3,300,608
     2,000,000         State of California, Various Purpose General Obligation Bonds,
                        6.250%, 9/01/12                                                           A1    No Opt.Call    2,139,500
     2,000,000         State of California, Various Purpose General Obligation Refunding Bonds,
                        5.150%, 10/01/19                                                          A1    10/03 at 102   1,780,940
     1,500,000         ABAG Finance Authority for Nonprofit Corporations, Certificates of
                        Participation (Stanford University Hospital), California, Series 1993,
                        5.250%, 11/01/20                                                          A1    11/03 at 102   1,340,640
     2,000,000         Carson Redevelopment Agency (California), Redevelopment Project Area
                        No. 2, Refunding Tax Allocation Bonds, Series 1993, 5.875%, 10/01/09     Baa    10/03 at 102   1,974,760
     1,760,000         Carson Redevelopment Agency (California), Redevelopment Project Area
                        No. 1, Tax Allocation Bonds, Series 1993, 5.625%, 10/01/08              Baa1    10/03 at 102   1,694,950
     1,000,000         Eastern Municipal Water District (Riverside County, California),
                        Water and Sewer Revenue Refunding Certificates of Participation,
                        Series 1991A, 6.300%, 7/01/20                                            Aaa     7/01 at 101   1,032,360
     1,175,000         Certificates of Participation, Elsinore Valley Municipal Water District,
                        Water and Sewer Facilities Corporation (Riverside County, California),
                        1992-A, 5.750%, 7/01/19                                                  Aaa     7/02 at 102   1,140,749
     2,000,000         Garden Grove Agency for Community Development, Garden Grove
                        Community Project, Tax Allocation Refunding Bonds, Issue of 1993,
                        5.875%, 10/01/23                                                         BBB+   10/03 at 102   1,869,240
     4,100,000         Imperial Irrigation District, California, Certificates of Participation
                        (1994 Electric System Project), 6.000%, 11/01/15                         Aaa    11/04 at 102   4,107,339
     2,000,000         City of Loma Linda California, Hospital Revenue Bonds (Loma Linda
                        University Medical Center Projects), Series 1993-A, 6.000%, 12/01/06     BBB    12/03 at 102   1,968,120
    PRINCIPAL                                                                                 RAT-    OPT. CALL         MARKET
    AMOUNT            DESCRIPTION                                                             INGS*   PROVISIONS**      VALUE
 $  2,160,000         Community Redevelopment Financing Authority of the Community
                       Redevelopment Agency of the City of Los Angeles, California, Grand
                       Central Square, Multifamily Housing Bonds, 1993 Series A,
                       5.750%, 12/01/13 (Alternative Minimum Tax)                             Baa1    6/03 at 102   $ 2,012,234
    9,000,000         The Community Redevelopment Agency of the City of Los Angeles,
                       California, Multifamily Housing Revenue Refunding Bonds, 1995
                       Series A (Angelus Plaza Project), 7.400%, 6/15/10                      AAA     6/05 at 105     9,884,700
    2,000,000         Los Angeles Convention and Exhibition Center Authority, Lease Revenue
                       Bonds, 1993 Refunding Series A, The City of Los Angeles (California),
                       5.375%, 8/15/18                                                        Aaa     8/03 at 102     1,870,440
    2,000,000         Department of Water and Power of The City of Los Angeles (California),
                       Electric Plant Refunding Revenue Bonds, Issue of 1993,
                       5.375%, 9/01/23                                                        Aaa     9/03 at 102     1,850,180
    1,000,000         City of Los Angeles, California, Wastewater System Revenue Bonds,
                       Series 1992-B, 6.250%, 6/01/12                                         Aaa     6/02 at 102     1,046,400
                      Northern California Power Agency, Hydroelectric Project Number One,
                       Revenue Bonds, 1992 Refunding Series A:
    3,560,000          10.000%, 7/01/03                                                       Aaa     No Opt.Call     4,599,876
      500,000          5.500%, 7/01/23                                                        Aaa     7/02 at 100       467,760
    2,000,000         Revenue Certificates of Participation, Series 1993A, Orange County
                       Water District, 5.000%, 8/15/18                                        Aa       8/03 at 100    1,736,780
    1,355,000         Palomar Pomerado Health System, Insured Revenue Bonds, Series 1993,
                       5.000%, 11/01/13                                                       Aaa      11/03 at 102   1,242,847
    1,500,000         City of Pasadena, Electric Works Revenue Bonds, 1990 Series,
                       7.000%, 8/01/09                                                        AA-       8/00 at 102   1,632,180
    1,000,000         City of Riverside, California, Water Revenue Bonds, Issue of 1991,
                       9.000%, 10/01/01                                                       Aa        No Opt.Call   1,197,210
    2,100,000         Sacramento City Finance Authority, Lease Revenue Refunding Bonds,
                       Series 1993 B, 5.400%, 11/01/20                                        Aa        No Opt.Call   2,003,148
    1,370,000         Sacramento, California, Municipal Utility District, Electric Revenue
                       Refunding Bonds, 1993 Series D, 5.250%, 11/15/20                       Aaa      11/03 at 102   1,250,125
    1,095,000         Sacramento Municipal Utility District (California), Electric Revenue
                       Bonds, 1993 Series E, 5.700%, 5/15/12                                    A       5/03 at 102   1,073,210
    2,750,000         Airport Commission, City and County of San Francisco, California,
                       San Francisco International Airport, Second Series Revenue Bonds,
                       Issue 5, 6.500%, 5/01/24 (Alternative Minimum Tax)                     Aaa       5/04 at 102   2,873,063
    2,000,000         Airports Commission City and County of San Francisco, California,
                       San Francisco International Airport, Second Series Revenue Bonds,
                       Issue 10, 5.700%, 5/01/26 (Alternative Minimum Tax)                    Aaa       5/06 at 102   1,915,780
    3,100,000         City and County of San Francisco, Sewer Revenue Refunding Bonds,
                       Series 1994, 5.375%, 10/01/16                                          Aaa      10/02 at 102   2,908,048
    3,500,000         Certificates of Participation, County of San Joaquin to the San
                       Joaquin County Public Facilities Financing Corporation,
                       Series 1993, 4.750%, 11/15/19                                           Aaa     11/03 at 102   2,961,245
    1,400,000         City of Santa Clara, California, Electric Revenue Bonds, Series 1991A,
                       6.250%, 7/01/13                                                         Aaa      7/01 at 102   1,459,430
    1,005,000         City of Santa Monica, Wastewater Enterprise Revenue Bonds (Hyperion
                       Project), 1993 Refunding Series, 12.000%, 1/01/04                       Aaa      No Opt.Call   1,435,140
    1,150,000         Santa Monica-Malibu Unified School District, Los Angeles County,
                       California, General Obligation Bonds, Series 1993 (Public School
                       Facilities Reconstruction Projects), 5.500%, 8/01/18                    Aa       8/03 at 102   1,078,332
    1,975,000         Southern California Public Power Authority, Transmission Project
                       Revenue Bonds, 1992 Subordinate Refunding Series (Southern
                       Transmission Project), 5.500%, 7/01/20                                  Aa       7/02 at 100   1,839,811
    2,940,000         City of Torrance, Floating Rate Demand Hospital Revenue Bonds (Little
                       Company of Mary Hospital), 1985 Series A, 7.100%, 12/01/15
                       (Pre-refunded to 12/01/05)                                              AAA      12/05 at 100  3,263,047
    1,500,000         The Regents of the University of California, 1993 Refunding Certificates
                       of Participation (UCLA Central Chiller/Cogeneration Facility),
                       5.600%, 11/01/20                                                        Aa       11/03 at 102  1,401,195
    PRINCIPAL                                                                                  RAT-    OPT. CALL        MARKET
    AMOUNT            DESCRIPTION                                                              INGS*   PROVISIONS**     VALUE
 $  2,225,000         The Regents of the University of California, University of
                       California Housing System Revenue Bonds, Series A,
                       5.500%, 11/01/18                                                        Aaa    11/03 at 102  $ 2,085,491
    2,000,000         Washington Township Hospital District, Revenue Bonds, Series 1993,
                       5.250%, 7/01/23                                                           A     7/03 at 102    1,765,940
    2,000,000         West and Central Basin Financing Authority, Revenue Bonds (Central
                       Basin Refunding Project), Series 1993, 5.000%, 8/01/16                  Aaa     8/03 at 102    1,789,540
 $110,370,000         Total Investments - (cost $111,373,074) - 95.9%                                               111,083,025
 ============
                      TEMPORARY INVESTMENTS IN SHORT-TERM
                      MUNICIPAL SECURITIES - 2.2%
       695,000        California Health Facilities Financing Authority, Refunding Revenue
                       Bonds (St. Joseph Health System), Series 1985A, Variable Rate Demand
                       Bonds, 3.700%, 7/01/13+                                                 VMIG-1                   695,000
       305,000        California Health Facilities Financing Authority, Refunding Revenue
                       Bonds (St. Joseph Health System), Series 1985B, Variable Rate Demand
                       Bonds, 3.650%, 7/01/13+                                                 VMIG-1                   305,000
       200,000        California Pollution Control Financing Authority, Pollution Control
                       Revenue Bonds (Shell Oil Company Project), 1991 Series B, Variable
                       Rate Demand Bonds, 3.700%, 10/01/11+                                    VMIG-1                   200,000
       400,000        California Pollution Control Finance Pollution Control Refunding
                       Revenue (Pacific Gas and Electric Company), 1996-C Variable Rate
                       Demand Bonds, 3.650%, 11/01/26+                                         A-1+                     400,000
     1,000,000        California Statewide Community Development Authority Certificates of
                       Participation Revenue (Sutter Health Obligation Group), Variable Rate
                       Demand Bonds, 3.750%, 7/01/15+                                          A-1                    1,000,000
  $  2,600,000        Total Temporary Investments - 2.2%                                                              2,600,000
  ============
                      Other Assets Less Liabilities - 1.9%                                                            2,185,526
                      Net Assets - 100%                                                                            $115,868,551
                                                                                                                   ============

                                                                  NUMBER OF            MARKET         MARKET
                STANDARD & POOR'S                 MOODY'S        SECURITIES             VALUE        PERCENT
SUMMARY OF                    AAA                     Aaa                24      $ 59,896,149            54%
RATINGS*             AA+, AA, AA-       Aa1, Aa, Aa2, Aa3                10        18,011,534            16
PORTFOLIO OF                   A+                      A1                 5        11,310,240            10
INVESTMENTS                 A, A-               A, A2, A3                 6        12,345,798            11
(EXCLUDING        BBB+, BBB, BBB-   Baa1, Baa, Baa2, Baa3                 5         9,519,304             9
TEMPORARY
INVESTMENTS):

TOTAL                                                                    50      $111,083,025            100%

* Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.
** Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security.
The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

See accompanying notes to financial statements.

STATEMENT OF NET ASSETS
                                                                                NPC                NCL               NCU
ASSETS
Investments in municipal securities, at market value (note 1)              $133,234,634        $257,105,488     $111,083,025
Temporary investments in short-term municipal securities,
         at amortized cost (note 1)                                           2,500,000           5,610,000        2,600,000
Cash                                                                            327,128              10,445           10,935
Receivables:
         Interest                                                             2,138,009           4,169,834        1,802,793
         Investments sold                                                        --                  --              929,819
Other assets                                                                     16,021              14,006           15,309
                                                                            -----------         -----------       -----------
                  Total assets                                              138,215,792         266,909,773       116,441,881
                                                                            -----------         -----------       -----------
LIABILITIES
Payable for investments purchased                                                --               4,000,000            --
Accrued expenses:
         Management fees (note 6)                                                76,778             144,470            64,666
         Other                                                                   86,905             110,625           134,051
Preferred share dividends payable                                                 9,864              23,625            21,850
Common share dividends payable                                                  432,361             779,818           352,763
                                                                            -----------         -----------       -----------
                  Total liabilities                                             605,908           5,058,538           573,330
                                                                            -----------         -----------       -----------
Net assets (note 7)                                                        $137,609,884        $261,851,235      $115,868,551
                                                                           ============        ============      ============
Preferred shares, at liquidation value                                     $ 45,000,000        $ 95,000,000      $ 43,000,000
                                                                           ============        ============      ============
Preferred shares outstanding                                                      1,800               3,800             1,720
                                                                           ============        ============      ============
Common shares outstanding                                                     6,405,350          12,577,707         5,735,977
                                                                           ============        ============      ============
Net asset value per Common share outstanding (net assets less
         Preferred shares at liquidation value, divided by Common
         shares outstanding)                                               $      14.46        $      13.27      $      12.70
                                                                           ============        ============      ============

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
Year ended August 31, 1996
                                                                                    NPC               NCL              NCU
INVESTMENT INCOME
Tax-exempt interest income (note 1)                                              $7,927,076       $14,693,125       $6,676,292
                                                                                 ----------       -----------       ----------
Expenses:
         Management fees (note 6)                                                   908,457         1,699,274          760,332
         Preferred shares--auction fees                                             112,423           237,337          107,427
         Preferred shares--dividend disbursing agent fees                            16,518            29,980           13,697
         Shareholders' servicing agent fees and expenses                             15,810            20,850            8,609
         Custodian's fees and expenses                                               43,668            57,176           43,955
         Directors'/Trustees' fees and expenses (note 6)                                920             1,169            1,837
         Professional fees                                                           15,223            19,299           35,185
         Shareholders' reports--printing and mailing expenses                        24,326            42,885           13,367
         Stock exchange listing fees                                                 16,230            28,526            7,047
         Investor relations expense                                                   8,861            16,059            4,489
         Portfolio insurance expense                                                 19,289            13,225             --
         Other expenses                                                              15,076            20,055           34,924
                                                                                 ----------       -----------       ----------
                  Total expenses                                                  1,196,801         2,185,835        1,030,869
                                                                                 ----------       -----------       ----------
                    Net investment income                                         6,730,275        12,507,290        5,645,423
                                                                                 ----------       -----------       ----------
REALIZED AND UNREALIZED GAIN (LOSS)
FROM INVESTMENTS
Net realized gain (loss) from investment transactions, net of
         taxes, if applicable (notes 1 and 3)                                      (563,462)       (1,714,194)      (1,120,843)
Net change in unrealized appreciation or depreciation
         of investments                                                             662,762         4,801,344        2,668,037
                                                                                 ----------       -----------       ----------
                    Net gain from investments                                        99,300         3,087,150        1,547,194
                                                                                 ----------       -----------       ----------
Net increase in net assets from operations                                       $6,829,575       $15,594,440       $7,192,617
                                                                                 ==========       ===========       ==========
See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
                                                                             NPC                               NCL
                                                               Year ended         Year ended       Year ended       Year ended
                                                                8/31/96             8/31/95          8/31/96          8/31/95
OPERATIONS
Net investment income                                          $   6,730,275    $   6,740,617    $  12,507,290    $  12,793,319
Net realized gain (loss) from investment transactions,
         net of taxes, if applicable (notes 1 and 3)                (563,462)        (269,095)      (1,714,194)      (3,934,343)
Net change in unrealized appreciation or depreciation
         of investments                                              662,762        4,914,208        4,801,344        7,676,617
                                                               -------------    -------------    -------------    -------------
         Net increase in net assets from operations                6,829,575       11,385,730       15,594,440       16,535,593
                                                               -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS (note 1)
From undistributed net investment income:
                  Common shareholders                             (5,073,040)      (5,302,260)      (9,357,813)      (9,896,794)
                  Preferred shareholders                          (1,470,134)      (1,644,081)      (3,013,164)      (3,358,809)
                                                               -------------    -------------    -------------    -------------
         Decrease in net assets from distributions to
            shareholders                                          (6,543,174)      (6,946,341)     (12,370,977)     (13,255,603)
                                                               -------------    -------------    -------------    -------------
Capital Share Transactions (note 2)
Net proceeds from shares issued in acquisition of NCV,
         as applicable (note 1)                                         --               --               --               --
Net proceeds from Common shares issued to shareholders
         due to reinvestment of distributions                           --             78,498             --            103,296
                                                               -------------    -------------    -------------    -------------
Net increase in net assets derived from capital share
         transactions                                                   --             78,498             --            103,296
                                                               -------------    -------------    -------------    -------------
                  Net increase in net assets                         286,401        4,517,887        3,223,463        3,383,286
Net assets at beginning of year                                  137,323,483      132,805,596      258,627,772      255,244,486
                                                               -------------    -------------    -------------    -------------
Net assets at end of year                                      $ 137,609,884    $ 137,323,483    $ 261,851,235    $ 258,627,772
                                                               =============    =============    =============    =============
Balance of undistributed net investment income at end of year  $     308,613    $     121,512    $     467,389    $     331,076
                                                               =============    =============    =============    =============
See accompanying notes to financial statements
                                                                              NCU
                                                                 Year ended         Year ended
                                                                    8/31/96            8/31/95
OPERATIONS
Net investment income                                           $   5,645,423    $   5,208,244
Net realized gain (loss) from investment transactions,
         net of taxes, if applicable (notes 1 and 3)               (1,120,843)      (2,548,807)
Net change in unrealized appreciation or depreciation
         of investments                                             2,668,037        9,505,079
                                                                -------------    -------------
         Net increase in net assets from operations                 7,192,617       12,164,516
                                                                -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS (note 1)
From undistributed net investment income:
                  Common shareholders                              (4,233,153)      (3,968,924)
                  Preferred shareholders                           (1,394,718)      (1,443,761)
                                                                -------------    -------------
         Decrease in net assets from distributions to
             shareholders                                          (5,627,871)      (5,412,685)
                                                                -------------    -------------
CAPITAL SHARE TRANSACTIONS (note 2)
Net proceeds from shares issued in acquisition of NCV,
         as applicable (note 1)                                          --         37,803,999
Net proceeds from Common shares issued to shareholders
         due to reinvestment of distributions                            --             37,810
                                                                -------------    -------------
Net increase in net assets derived from capital share
         transactions                                                    --         37,841,809
                                                                -------------    -------------
                  Net increase in net assets                        1,564,746       44,593,640
Net assets at beginning of year                                   114,303,805       69,710,165
                                                                -------------    -------------
Net assets at end of year                                       $ 115,868,551    $ 114,303,805
                                                                =============    =============
Balance of undistributed net investment income at end of year   $     184,087    $     166,535
                                                                =============    =============
See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
At August 31, 1996, the California Funds (the "Funds") covered in this report and their corresponding stock exchange symbols are Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC), Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL) and Nuveen California Premium Income Municipal Fund (NCU). NPC and NCL are traded on the New York Stock Exchange while NCU is traded on the American Stock Exchange.

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of California. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

On November 7, 1994, NCU acquired all of the net assets of Nuveen California Premium Income Municipal Fund 2 (NCV) pursuant to a plan of reorganization approved by the shareholders of both Funds on October 21, 1994. The acquisition was accomplished by a tax-free exchange of 2,175,061shares of NCU for the 2,233,987 shares of NCV outstanding on November 7, 1994. NCV's net assets at that date of $37,803,999 included $7,676,463 of net unrealized depreciation and $16,000,000 of preferred shares at liquidation value which were combined with that of NCU. The combined net assets of NCU immediately after the acquisition were $100,464,481.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
Portfolio securities for which market quotations are readily available are valued at the mean between the quoted bid and asked prices or the yield equivalent. Portfolio securities for which market quotations are not readily available are valued at fair value by consistent application of methods determined in good faith by the Board of Directors/Trustees. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are traded and valued at amortized cost.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of their purchase commitments. At August 31, 1996, NCL had outstanding purchase commitments that amounted to $4,000,000. There were no such purchase commitments in either NPC or NCU.

Interest Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Income Taxes
The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing to shareholders all of their tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state personal income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All regular monthly income dividends paid during the year ended August 31, 1996, have been designated Exempt Interest Dividends which are exempt from regular federal personal income tax. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts after month-end. Net realized capital gains and/or market discount from investment transactions are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of such distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares.
Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series may change every seven days, as set by the Auction Agent.
The number of shares outstanding, by Series and in total, at August 31, 1996, for each Fund is as follows:
                          NPC      NCL     NCU
Number of shares:
         Series M         --       --     1,720
         Series T       1,800    1,900     --
         Series Th        --     1,900     --
                        -----    -----    -----
Total                   1,800    3,800    1,720
                        =====    =====    =====

Insurance
NPC and NCL invest in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Funds' shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Derivative Financial Instruments
In October 1994, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 119, Disclosure about Derivative Financial Instruments and Fair Value of Financial Instruments, which prescribes disclosure requirements for transactions in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended August 31, 1996.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. FUND SHARES
Transactions in Common and Preferred shares were as follows:

                                                                                    NPC                           NCL
                                                                     Year ended       Year ended       Year ended       Year ended
                                                                       8/31/96          8/31/95          8/31/96          8/31/95
Common shares:
Shares issued in acquisition of NCV,  as applicable (note 1)              --                --             --               --
Shares issued to shareholders due to reinvestment of distributions        --               6,408           --             9,285
                                                                        ------             -----         ------           -----
         Net increase                                                     --               6,408           --             9,285
                                                                        ======             =====         ======           =====
         Preferred shares acquired from NCV, as applicable (note 1)       --                --             --               --
                                                                        ======             =====         ======           =====
                                                                                   NCU
                                                                       Year ended     Year ended
                                                                        8/31/96        8/31/95
Common shares:
Shares issued in acquisition of NCV as applicable (note 1)                --          2,175,061
Shares issued to shareholders due to reinvestment of distributions        --              3,601
                                                                        ------        ---------
         Net increase                                                     --          2,178,662
                                                                        ======        =========
         Preferred shares acquired from NCV, as applicable (note 1)       --                640
                                                                        ======        =========

3. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments during the year ended August
31, 1996, were as follows:
                                                  NPC                 NCL                      NCU
PURCHASES
Investments in municipal securities           $15,145,205         $71,746,257             $28,212,983
Temporary municipal investments                16,010,000          47,065,000              27,810,000

SALES AND MATURITIES
Investments in municipal securities            12,820,358          68,891,640              29,899,002
Temporary municipal investments                18,310,000          44,455,000              27,210,000
                                              ===========         ===========             ===========

At August 31, 1996, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At August 31, 1996, the Funds had unused capital loss carryovers available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryovers will expire as follows:
                                                  NPC                  NCL                     NCU
Expiration year:
                  2001                       $   10,001             $   --                 $   --
                  2002                            --                    --                  1,175,783
                  2003                        2,373,250              3,896,131              1,893,938
                  2004                          228,384              4,345,091              2,742,449
                                             ----------             ----------             ----------
         Total                               $2,611,635             $8,241,222             $5,812,170
                                             ==========             ==========             ==========

4. DISTRIBUTIONS TO COMMON SHAREHOLDERS
On September 3, 1996, the Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid October 1, 1996, to shareholders of record on September 15, 1996, as follows:
                               NPC                   NCL                  NCU
Dividend per share            $.0675                $.0620               $.0615
                              ======                ======               ======

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 1996, were as follows:
                                                   NPC                   NCL                  NCU
Gross unrealized:
         Appreciation                           $7,027,733            $2,888,666           $ 1,677,757
         Depreciation                             (184,508)           (1,471,947)           (1,967,806)
                                                ----------            ----------           -----------
Net unrealized appreciation (depreciation)      $6,843,225            $1,416,719           $  (290,049)
                                                ==========            ==========           ===========

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp.
(the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays to the Adviser an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund:

Average daily net asset value                          Management fee
For the first $125,000,000                                   .65 of 1%
For the next $125,000,000                                  .6375 of 1
For the next $250,000,000                                   .625 of 1
For the next $500,000,000                                  .6125 of 1
For the next $1,000,000,000                                   .6 of 1
For net assets over $2,000,000,000                         .5875 of 1

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS
At August 31, 1996, net assets consisted of:
                                                                               NPC              NCL              NCU
Preferred shares, $25,000 stated value per share, at liquidation value   $  45,000,000    $  95,000,000    $  43,000,000
Common shares, $.01 par value per share                                         64,054          125,777           57,360
Paid-in surplus                                                             88,572,854      174,386,018       79,656,172
Balance of undistributed net investment income                                 308,613          467,389          184,087
Accumulated net realized gain (loss) from investment transactions           (3,178,862)      (9,544,668)      (6,739,019)
Net unrealized appreciation (depreciation) of investments                    6,843,225        1,416,719         (290,049)
                                                                         -------------    -------------    -------------
         Net assets                                                      $ 137,609,884    $ 261,851,235    $ 115,868,551
                                                                         =============    =============    =============
Authorized shares:

         Common                                                            200,000,000      200,000,000        Unlimited
         Preferred                                                           1,000,000        1,000,000        Unlimited
                                                                         =============    =============    =============

8. INVESTMENT COMPOSITION
Each Fund invests in municipal securities which include general obligation, escrowed and revenue bonds. At August 31, 1996, the revenue sources by municipal purpose for these investments, expressed as a percent of total investments, were as follows:
                                                  NPC         NCL           NCU
Revenue Bonds:
         Water / Sewer Facilities                 20%         18%           11%
         Housing Facilities                        6           5            16
         Electric Utilities                        5           9            15
         Health Care Facilities                    3           1            12
         Educational Facilities                    2           8            11
         Lease Rental Facilities                   4          10             6
         Transportation                            4           8             4
         Pollution Control Facilities              6           --            4
         Other                                    21          17             9
General Obligation Bonds                          --          12             5
Escrowed Bonds                                    29          12             7
                                                -----       -----        -----
                                                 100%        100%         100%
                                                =====       =====        =====

Certain long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default (100% for NPC, 100% for NCL and 42% for NCU). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

All of the temporary investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS
FOLLOWS:
                                                                Dividends from tax-exempt
                                     Operating performance         net investment income
                                                 Net
                                                 realized and
                   Net asset                     unrealized
                   value            Net          gain (loss)
                   beginning        investment   from            To Common      To Preferred
                   of period        income       investments**   shareholders   shareholders++
NPC
Year ended 8/31,
      1996         $14.410          $1.051       $.021           $(.792)        $(.230)
      1995          13.720           1.053        .722            (.828)         (.257)
      1994          15.310           1.066      (1.609)           (.847)         (.200)
11/19/92 to
      8/31/93       14.050            .640       1.445            (.500)         (.108)
NCL
Year ended 8/31,
      1996          13.010           .995         .249            (.744)         (.240)
      1995          12.750          1.017         .297            (.787)         (.267)
      1994          14.570          1.020       (1.851)           (.817)         (.172)
3/18/93 to
       8/31/93      14.050           .247         .655            (.192)         (.023)
NCU
Year ended 8/31,
      1996          12.430           .984         .267             (.738)        (.243)
      1995          12.010          1.002         .460             (.766)        (.276)
      1994          14.470           .973       (2.259)            (.815)        (.168)
6/18/93 to
      8/31/93       14.050           .080         .438             --             --
                Distributions from capital gains
                                                   Organization                   Per
                                                   and offering                   Common
                                                   costs and                      share
                                                   Preferred share Net asset      market
                    To Common        To Preferred  underwriting    value end      value end
                 shareholders      shareholders++  discounts       of period      of period
NPC
Year ended 8/31,
      1996          $ --             $ --         $ --            $14.460        $13.875
      1995            --               --           --             14.410         12.750
      1994            --               --           --             13.720         13.000
11/19/92 to
      8/31/93         --               --         (.217)           15.310         15.500
NCL
Year ended 8/31,
      1996            --               --           --            13.270          12.500
      1995            --               --           --            13.010          11.500
      1994            --               --           --            12.750          11.875
3/18/93 to
       8/31/93        --               --         (.167)          14.570          14.875
NCU
Year ended 8/31,
      1996            --               --           --            12.700         11.875
      1995            --               --           --            12.430         10.750
      1994          (.023)           (.004)       (.164)          12.010         11.125
6/18/93 to
      8/31/93         --               --         (.098)          14.470         14.875
                                                                  Ratio/Supplemental data
                                                                                 Ratio
                    Total                                                        of net
                    investment       Total                        Ratio of       investment
                    return           return       Net assets      expenses to    income         Portfolio
                    on market        on net asset end of period   average net    to average     turnover
                    value+           value+       (in thousands)  assets***      net assets***  rate
NPC
Year ended 8/31,
      1996          15.39%            5.83%       $137,610        .85%           4.81%           9%
      1995           4.67            11.68         137,323        .89            5.10           24
      1994         (10.88)           (4.99)        132,806        .85            4.94           29
11/19/92 to
      8/31/93        6.80            12.73         142,812        .88*           4.45*          20
NCL
Year ended 8/31,
      1996          15.36             7.76         261,851        .83            4.73           27
      1995           3.55             8.80         258,628        .84            5.11           24
      1994         (15.01)           (7.07)        255,244        .84            4.80           24
3/18/93 to
       8/31/93        .49             5.11         277,948        .86*           3.46*          --
NCU
Year ended 8/31,
      1996          17.51             8.15         115,869         .88           4.83           25
      1995           3.65            10.53         114,304        1.05           5.08           26
      1994         (20.07)          (11.51)         69,710         .95           4.79           40
6/18/93 to
      8/31/93        (.83)            2.99          51,487        1.19*          3.33*          --

* Annualized.
** Net of taxes, if applicable (note 1).
*** Ratios do not reflect the effect of dividend payments to Preferred shareholders.
+ Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distribution, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.
++ The amounts shown are based on Common share equivalents.

REPORT OF INDEPENDENT AUDITORS

The Boards of Directors, Trustees and Shareholders
Nuveen Insured California Premium Income Municipal Fund, Inc.
Nuveen Insured California Premium Income Municipal Fund 2, Inc.
Nuveen California Premium Income Municipal Fund

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc. and Nuveen California Premium Income Municipal Fund as of August 31, 1996, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of August 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc. and Nuveen California Premium Income Municipal Fund at August 31, 1996, and the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

Ernst & Young LLP
Chicago, Illinois
October 4, 1996

Build your wealth automatically

Photographic image of Customer Service Rep at Nuveen.

Managing your portfolio takes skill, experience, and informed judgment, but our efforts to help you build your wealth don't stop there. At Nuveen, we offer a number of convenient ways to add to your tax-free portfolio and earn the tax-free income you need to achieve your financial goals.

NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen exchange-traded fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check, or can be deposited directly into your bank or brokerage account.

  By choosing to reinvest, you'll be able to set aside money regularly and automatically, and watch your investment grow through the power of tax-free compounding. You'll also benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time. All reinvestments are invested in full and fractional shares and are kept in non-certificated form by the Plan Agent, Chase Manhattan Bank.

  To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own. Income or capital gains taxes may be payable on dividends or distributions that are reinvested.

  The shares you acquire by reinvesting will either be purchased on the open market or be newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will be invested within 30 days of the dividend payment date; no interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

  You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

  You also can reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment adviser if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

   The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

   For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us toll-free at 1.800.257.8787.

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"When it comes to financial planning, your investment adviser knows your situation best. Nuveen is pleased to provide the account information you and your adviser need to plan effectively."

Photographic image of Customer Service Rep at Nuveen.

"At Nuveen, we make reinvesting easy. A phone call is all it takes to set up your reinvestment account."

Photographic image of Customer Service Rep at Nuveen.

"When questions come up about your investment, we're happy to provide the up-to-date information you and your adviser need."

More than just a number

If you've ever called our toll-free customer service line, you've spoken with one of Nuveen's customer service representatives. These reps are ready to assist you with answers to your questions about current account balances, yields, and previous transactions on your accounts. They can also supply additional information about any of Nuveen's tax-free unit trusts and mutual funds.

If you have a question about your account, or whenever you need help, just call 800.257.8787. Our customer service reps are available Monday through Friday from 8:00 a.m. to 8:00 p.m. Eastern time.

Photographic image of woman seated and man standing behind her representing Nuveen investors.

Your investment partner

Photographic image of John Nuveen, Sr., founder of Nuveen.

For nearly 100 years, Nuveen has earned its reputation as a tax-free income specialist by focusing on municipal bonds.

Since 1898, John Nuveen & Co. Incorporated has worked to bring together the various participants in the municipal bond industry and build strong partnerships that benefit all concerned. Investors, financial advisers, municipal officials, investment bankers--Nuveen believes that forging relationships with these groups based on trust and value is the key to successful investing.

  As the oldest and largest municipal bond specialist in the United States, Nuveen's investment bankers work with issuers to understand and meet their needs in structuring and selling their bond issues.

  Nuveen also works closely with financial advisers around the country, including brokerage firms, banks, insurance companies, and independent financial planners, to bring the benefits of tax-free investing to you. These advisers are experts at identifying your needs and recommending the best solutions for your situation. Together we make a powerful team, helping you create a successful investment plan that meets your needs today and in the future.

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, Illinois 60606-1286

FAN-6-8.96